FIRST FINANCIAL FUND  (LOGO)


ANNUAL
REPORT

March 31, 2003

Letter To Shareholders                         May 13, 2003

Dear Shareholders:

Consider the European beech (fagus sylvatica).
In late winter, as bleak as any tombstone, trunk and branch a smooth, lifeless, battleship gray, it stands against howling winds and icy blasts unyielding, a naked steel sculpture against the cold. With spring comes a miracle.
Tiny buds appear that, as they unfurl in early
May's unabashed sunshine, glow like rubies against the gray.

                         TOTAL RETURNS
                For the Periods Ended 3/31/03

                              6 Mos.   1 Year   3 Years   5 Years
First Financial Fund's NAV    10.0%     9.67%    31.6%      6.9%
S&P 500                        5.0     -24.8    -16.1      -3.8
NASDAQ Composite*             14.4     -27.3    -33.6      -6.1
NASDAQ Banks*                 -0.9      -6.8     12.5      -0.3
SNL All Daily*                11.4       8.9     26.2       4.7
SNL MBS REITS*                10.8      21.9     32.7       2.3
SNL Mortgage Banks*           19.9      21.1     33.5      -3.4
Source: Lipper

*Principal only.

Inspired, perhaps, by the resilient beech, the stock market has experienced its own resurrection of late. Past readers understand that we approach market analysis in the same way we studied irregular Latin verbs in high school: reluctantly and with the sneaking suspicion that the task at hand was another person's practical joke. Our big picture concerns remain. Overcapacity lingers, the consumer gets less credit-worthy by the day, and the fastest growing sector of the economy is the federal government. One might add to the worry list a foreign political equation with a few too many unknown variables and a Federal
Reserve that can't afford to move rates up or down. The beech's prospects seem a bit more rosy to us.

Among the Financial Services Sector, banks may have the hardest row to hoe. Loan volume and fee growth, outside of consumer refinancings, is slack, with the best years of cost cutting behind most banks. A decade of strong profitability and mostly trouble free lending has created a huge pile of excess capital (i.e.
read capacity). Low levels of problem credits have nowhere to go but up. Interest margins, the most immediate problem, have been squeezed as short-term interest rates close to within 100 basis points of zero. A slowing top line and shrinking operating margins is a phenomenon most banks have not faced for some time. The banks' problems may remain relatively benign but for the responses of some to either bet heavily on a steep yield curve or lend even greater amounts on real estate collateral. Meanwhile, many regional and community bank stock prices are hitting record highs, commanding valuations not seen since the peaks reached in 1998.

Not all is bleak in bankville, however. The silver lining to a slow-down in organic growth is a pickup in merger activity, some of which has benefited the portfolio already this year.
Our hope is for low premium, in-market deals where modest cost savings will bolster sagging operating margins and moderate overly aggressive competition.

The Fund's bet on well-positioned property casualty insurers has begun to work. While most areas of commercial line pricing remains hard, the industry has an uncanny ability to snatch defeat out of the jaws of victory.
Capital raising and the ease of entry into the reinsurance arena is the primary culprit. We are currently seeing more evidence of both.

We note that volatility of financial services stocks continues to grow. Volatility is often good for us because of its propensity to beget irrational investor behavior and ample liquidity. We strive to know our companies under coverage well enough to take advantage of such opportunities.

Over the course of the year, the Fund took profits in the bank and thrift sectors as price targets were met. We used most of the cash to increase weighting in select property/casualty insurers. Particularly large contributors to performance this year included two takeover targets, namely, Provident Financial Holdings and Port Financial, the latter of which agreed to be acquired in April. Another large contributor was Novastar Financial, a subprime mortgage REIT, which we were able to acquire at a very friendly price. Laggards in the Fund included Koram Bank, Resource America, and
Capital One, though the last of these, a credit card lender, has begun to rebound with the improving consumer sentiment of late.

Post fiscal year end, we have increased our cash position, again due to stocks reaching our target prices. As of this letter date, cash stands at approximately 15% of the Fund. We will endeavor to put this to work opportunistically in the months ahead.

We appreciate your continued interest and support of the Fund.


Nicholas C. Adams
                                  2

Portfolio of Investments as of March 31, 2003        FIRST FINANCIAL FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares       Description                      Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--90.5%
COMMON STOCKS--87.6%
------------------------------------------------------------
Banks & Thrifts--41.5%
   12,800    Abington Bancorp, Inc.                 $    263,680
   34,600    Algiers Bancorp, Inc.                       500,835
  538,450    Bay View Capital Corp.                    2,934,552
   60,900    Bostonfed Bancorp, Inc.                   1,392,174
  129,280    Broadway Financial Corp.                  1,556,531
   83,050    CB Bancshares, Inc.                       4,051,179
  213,807    CCF Holding Co.                           3,895,563
   60,000    Community Bank San Jose
               California(a)                           2,449,800
   57,900    Compass Bancshares, Inc.                  1,810,533
  195,000    Dime Bancorp, Inc.*                          29,250
  303,000    Downey Financial Corp.                   11,941,230
  413,565    Fidelity Federal Bancorp.*                  620,347
   20,199    First Citizens BancShares, Inc.           1,900,524
  111,000    First Community Bancorp, Inc.(a)          3,209,121
  239,550    First Republic Bank*                      5,174,280
  217,900    FirstFed America Bancorp, Inc.            6,101,200
  252,000    FirstFed Bancorp, Inc.                    1,634,220
   71,468    FNB Corp.                                 1,818,146
  325,100    Franklin Bank Corp.                       3,251,000
  314,800    Friedman Billings Ramsey Group
               (Class A)                               2,848,940
   30,000    Hanmi Financial Corp.                       510,000
  286,400    Hawthorne Financial Corp.*                8,465,984
   19,999    HFB Financial Corp.                         334,983
   50,000    Hibernia Corp. (Class A)                    848,000
   46,300    Iberiabank Corp.                          1,884,410
  613,283    Koram Bank, GDR (South Korea)             3,079,969
  219,600    MetroCorp Bancshares, Inc.                2,817,468
  224,000    North Valley Bancorp                      4,565,120
   90,000    Northeast Pennsylvania Financial
               Corp.                                   1,480,500
  205,800    Pacific Crest Capital, Inc.               3,457,440
  380,059    Pacific Union Bank*                       4,397,283
  165,930    Perpetual Federal Savings Bank*           3,239,783
  195,400    Port Financial Corp.                      9,338,166
  308,750    Provident Financial Holdings, Inc.        8,731,450
   40,650    Redwood Financial, Inc.*                    726,619
   45,000    River Valley Bancorp                      1,406,250
  210,000    Southwest Bancorp, Inc.                   4,788,000
   32,500    St. Landry Financial Corp.(a)*              341,250
  100,000    Sterling Eagle(a)(b)                      1,000,000
  335,542    Taylor Capital Group, Inc.                6,798,081
   21,100    Team Financial, Inc.                   $    210,789
   35,000    Trico Bancshares                            885,500
  207,900    Unionbancal Corp.                         8,195,418
   80,070    United National Bancorp                   1,882,446
   36,750    Westbank Corp.                              496,125
  172,000    Woronoco Bancorp, Inc.                    3,629,200
                                                    ------------
                                                     140,893,339
                                                    ------------
------------------------------------------------------------
Mortgage & REITS--12.9%
  246,200    Accredited Home Lenders Holding Co.*      2,188,718
  400,000    American Financial Realty Trust;
               REIT                                    4,650,000
   85,800    American Home Mortgage Holdings,
               Inc.; REIT                                858,858
  227,900    Countrywide Financial Corp.              13,104,250
  227,875    First Mortgage Corp.(a)*                    911,500
   78,800    Freddie Mac                               4,184,280
  231,450    iStar Financial, Inc.                     6,751,397
  272,590    Medical Office Properties, Inc.;
               REIT(a)                                 3,129,333
  132,100    MFA Mortgage Investments, Inc.            1,142,665
  155,504    Newcastle Investment Holdings Corp.;
               REIT(a)                                 3,001,694
  109,400    Novastar Financial, Inc.; REIT            3,736,010
                                                    ------------
                                                      43,658,705
                                                    ------------
------------------------------------------------------------
Other Financial Intermediaries--16.6%
   27,500    American International Group, Inc.        1,359,875
  636,400    Ceres Group, Inc.*                        1,050,060
  103,873    Citigroup, Inc.                           3,578,425
  358,900    IPC Holdings Ltd., ADR (Bermuda)         10,799,301
1,370,500    Meadowbrook Insurance Group, Inc.         3,412,545
   11,800    Penn-America Group, Inc.                    120,124
  344,400    Platinum Underwriters Holdings, Ltd.      8,730,540
  298,800    PMA Capital Corp. (Class A)               2,022,876
  959,315    Resource America, Inc.                    7,636,147
  152,300    RLI Corp                                  4,092,301
  388,500    Safety Insurance Group, Inc.              5,062,155
   24,800    White Mountains Insurance Group Ltd.      8,432,000
                                                    ------------
                                                      56,296,349
                                                    ------------

--------------------------------------------------------------------------------

See Notes to Financial Statements.     3

Portfolio of Investments as of March 31, 2003        FIRST FINANCIAL FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares        Description                    Value (Note 1)
------------------------------------------------------------
Savings & Loan--16.6%
   24,400    Charter Financial Corp.                $    739,564
   71,800    Chesterfield Financial Corp.              1,449,642
  238,500    Citizens First Bancorp, Inc.              4,626,900
   35,500    First Bell Bancorp, Inc.                    931,165
  170,000    First Federal Bancshares, Inc.            3,568,300
1,247,574    First Niagara Financial Group, Inc.      14,660,242
   24,000    First PacTrust Bancorp, Inc.                388,800
  221,600    FloridaFirst Bancorp, Inc.                4,797,640
   90,000    Golden West Financial Corp.               6,473,700
   90,000    HMN Financial, Inc.                       1,444,500
  707,400    Hudson City Bancorp, Inc.                14,317,776
  339,200    Ocwen Financial Corp.*                    1,024,384
   94,800    Parkvale Financial Corp.                  2,085,601
                                                    ------------
                                                      56,508,214
                                                    ------------
             Total common stocks
               (cost $238,607,629)                   297,356,607
                                                    ------------
------------------------------------------------------------
Preferred Stocks--2.7%
   62,350    Capital One Financial Corp., 6.25%        1,811,268
  270,365    Taylor Capital Trust, 9.75%               7,335,002
                                                    ------------
             Total preferred stocks
               (cost $8,976,115)                       9,146,270
                                                    ------------
Principal
Amount
(000)
----------------------------------------------------------------
Convertible Bonds--0.2%
   $1,000    Online Resources Communications,
               8.00%, 9/30/05
               (cost $1,000,000)                         877,090
                                                    ------------
             Total long-term investments
               (cost $248,583,744)                   307,379,967
                                                    ------------
SHORT-TERM INVESTMENTS--9.7%
Repurchase Agreement--9.7%
  $32,800    SBC Warburg, 1.36%, dated 3/31/03,
               due 4/1/03 in the amount of
               $32,801,239 (cost $32,800,000;
               collateralized by $27,355,000 U.S.
               Treasury Bonds, 7.25%, due
               1/15/10, value of collateral
               including interest $33,461,571)      $ 32,800,000
                                                    ------------
------------------------------------------------------------
Certificates of Deposit
        2    Brookline Savings,
               1.30%, 5/30/03                              1,588
       23    First Federal Savings Bank
               1.75%, 4/14/03                             23,422
       23    Naugatuck Valley Savings & Loan
               Assoc.,
               1.20%, 4/29/03                             23,008
                                                    ------------
                                                          48,018
                                                    ------------
             Total short-term investments
               (cost $32,848,018)                     32,848,018
                                                    ------------
------------------------------------------------------------
Total Investments--100.2%
             (cost $281,431,762; Note 4)             340,227,985
             Liabilities in excess of other
               assets--(0.2%)                           (838,597)
                                                    ------------
             Net Assets--100%                       $339,389,388
                                                    ------------
                                                    ------------

---------------
 * Non-income-producing security.
(a) Indicates a fair valued security (Note 1).
(b) Private Placement restricted as to resale and does not have a readily available market; the cost of such security is $1,000,000; purchased 12/31/2002. The value of $1,000,000 is approximately 0.3% of net assets.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
REIT--Real Estate Investment Trust.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Statement of Assets and Liabilities                  FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------

Assets                                                                                                         March 31, 2003
Investments, at value (cost $281,431,762)..................................................................       $340,227,985
Cash.......................................................................................................             21,557
Dividends and interest receivable..........................................................................            370,096
Other assets...............................................................................................            174,424
                                                                                                                 --------------
   Total assets............................................................................................        340,794,062
                                                                                                                 --------------
Liabilities
Advisory fee payable.......................................................................................            543,475
Payable for investments purchased..........................................................................            477,427
Accrued expenses...........................................................................................            257,088
Administration fee payable.................................................................................            126,684
                                                                                                                 --------------
   Total liabilities.......................................................................................          1,404,674
                                                                                                                 --------------
Net Assets.................................................................................................       $339,389,388
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par; 23,576,182 shares issued..........................................................       $     23,576
   Paid-in capital in excess of par........................................................................        261,483,040
                                                                                                                 --------------
                                                                                                                   261,506,616
   Undistributed net investment income.....................................................................          1,578,010
   Accumulated net realized gains..........................................................................         17,508,539
   Net unrealized appreciation on investments..............................................................         58,796,223
                                                                                                                 --------------
   Net assets, March 31, 2003..............................................................................       $339,389,388
                                                                                                                 --------------
                                                                                                                 --------------
Net asset value per share ($339,389,388 / 23,576,182 shares of common stock outstanding)...................              $14.40
                                                                                                                 --------------
                                                                                                                 --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

FIRST FINANCIAL FUND, INC.
Statement of Operations
------------------------------------------------------------
                                                 Year Ended
Net Investment Income                          March 31, 2003
Income
   Dividends................................    $  7,494,591
   Interest.................................         965,056
                                               --------------
      Total income..........................       8,459,647
                                               --------------
Expenses
   Investment advisory fee..................       2,382,036
   Administration fee.......................         556,689
   Legal fees and expenses..................       1,093,000
   Reports to shareholders..................         298,000
   Insurance expense........................          85,000
   Custodian's fees and expenses............          80,000
   Directors fees...........................          48,000
   Transfer agent's fees and expenses.......          46,000
   Listing fees.............................          27,000
   Audit fee................................          26,000
   Miscellaneous............................          79,822
                                               --------------
      Total operating expenses..............       4,721,547
   Loan interest (Note 5)...................          80,471
                                               --------------
      Total expenses........................       4,802,018
                                               --------------
Net investment income.......................       3,657,629
                                               --------------
Realized and Unrealized
Gain on Investments
Net realized gain on investment
   transactions.............................      57,512,075
Net change in unrealized appreciation of
   investments..............................     (16,492,824)
                                               --------------
Net gain on investments.....................      41,019,251
                                               --------------
Net Increase in Net Assets
Resulting from Operations...................    $ 44,676,880
                                               --------------
                                               --------------

FIRST FINANCIAL FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------
                                        Year Ended March 31,
Increase in                       --------------------------------
Net Assets                            2003               2002
Operations
   Net investment income.......   $   3,657,629      $   4,521,485
   Net realized gain on
      investment
      transactions.............      57,512,075         60,925,158
   Net change in unrealized
      appreciation of
      investments..............     (16,492,824)        34,818,254
                                  -------------      -------------
   Net increase in net assets
      resulting from
      operations...............      44,676,880        100,264,897
                                  -------------      -------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income........      (3,937,223)        (4,724,478)
   Distributions from net
      realized gains on
      investment
      transactions.............     (65,919,006)       (34,535,923)
Cost of Fund shares reacquired
      (Note 6).................        (638,426)       (11,189,671)
                                  -------------      -------------
Total increase (decrease)......     (25,817,775)        49,814,825
Net Assets
Beginning of year..............     365,207,163        315,392,338
                                  -------------      -------------
End of year(a).................   $ 339,389,388      $ 365,207,163
                                  -------------      -------------
                                  -------------      -------------
---------------
(a) Includes undistributed net
   investment income of........   $   1,578,010      $   1,857,604
                                  -------------      -------------
--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Notes to Financial Statements                        FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------
First Financial Fund, Inc. (the 'Fund') was incorporated in Maryland on March 3, 1986, as a closed-end, diversified management investment company. The Fund's primary investment objective is to achieve long-term capital appreciation with the secondary objective of current income by investing at least 80% of investable assets in finance and financial service-related companies, including savings and banking institutions, mortgage banking institutions and their holding companies.

------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities for which market quotations are readily available--including securities listed on national securities exchanges and those traded over-the-counter--are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities for which market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the adviser, does not represent fair value, are valued at fair value by a Valuation Committee appointed by the Board of Directors, in consultation with the advisor. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Repurchase Agreement: In connection with repurchase agreement transactions with United States financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Dividends and Distributions: The Fund expects to declare and pay dividends from net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

------------------------------------------------------------
Note 2. Agreements
The Fund has agreements with, among others, Wellington Management Company, LLP (the 'Investment Adviser') and with Prudential Investments LLC (the 'Administrator'). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.
The investment advisory agreement provides for the Investment Adviser to receive a fee, computed monthly and payable quarterly, at the following annual rates:
..75% of the Fund's average month-end net assets up to and including $50 million, and .625% of such assets in excess of $50 million. The administration agreement provides for the Administrator to receive a fee, computed monthly and payable quarterly, at the annual rate of .15% of the Fund's average month-end net assets.

------------------------------------------------------------
Note 3. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 2003 were $238,030,779 and $293,905,163, respectively.

------------------------------------------------------------
Note 4. Distributions and Tax Information
For the year ended March 31, 2003, the tax character of dividends paid was $35,717,917 of ordinary income and $34,138,312 of long-term capital gains. For the year ended March 31, 2002, the tax character of dividends paid was $19,063,267 of ordinary income and $20,197,134 of long-term capital gains.
--------------------------------------------------------------------------------
                                       7

Notes to Financial Statements                        FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------
As of March 31, 2003, the accumulated undistributed earnings on a tax basis were $9,737,720 of ordinary income and $10,551,565 of long-term capital gains. As of March 31, 2002, the accumulated undistributed earnings on a tax basis were $12,121,422 of ordinary income and $15,738,060 of long-term capital gains.
The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of March 31, 2003 was as follows:

                                                    Total Net
                                                    Unrealized
 Tax Basis       Appreciation     Depreciation     Appreciation
------------     ------------     ------------     ------------
$282,634,047     $ 73,583,206     $ 15,989,268     $ 57,593,938

The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

------------------------------------------------------------
Note 5. Borrowings
The Fund has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $45,000,000. Interest on any such borrowings is based on market rates and is payable quarterly and at maturity. The Fund may utilize these borrowings (leverage) in order to increase the potential for gain on amounts invested. There can be no guarantee that these gains will be realized. There are increased risks with the use of leverage. These borrowings may be set to any desired maturity at a rate of interest determined by the lender at the time of borrowing. The Agreement expired on April 29, 2002. On May 6, 2002, the Agreement was amended. The maximum commitment was increased to $75,000,000. The expiration date of the amended Agreement is April 28, 2003. All other terms and conditions are unchanged. During the period while the loan was outstanding, the average daily balance for the year ended March 31, 2003 was approximately $4,110,000 at a weighted average interest rate of 1.93%. The highest face amount of borrowing at any month-end during the year ended March 31, 2003 was $50,000,000. The Fund did not have a loan outstanding at March 31, 2003.

Note 6. Capital
There are 50 million shares of $.001 par value common stock authorized. Of the 23,576,182 shares issued as of March 31, 2003, the Investment Adviser owned 10,994 shares. During the years ended March 31, 2003 and 2002, the Fund repurchased 46,205 and 902,300, respectively, of its own shares at a weighted average discount of 15.5% and 14.8%, respectively.

------------------------------------------------------------
Note 7. Litigation
Badlands Trust Company ('Badlands'), as trustee of one of the members of an affiliated group of Fund stockholders advised by Stewart R. Horejsi (the 'Horejsi Group'), filed suit in United States District Court for the District of Maryland, Northern Division, on August 23, 2002 to invalidate the Fund's election By-law and to seat Messrs. Looney and Jacobson as Class I Directors of the Fund. The District Court ruled for Badlands on these matters, but on appeal, the United States Court of Appeals for the Fourth Circuit overturned this ruling. A final order dismissing this suit was issued by the District Court on May 2, 2003.

In addition, on March 25, 2003, Badlands, in its capacity as trustee to a member of the Horejsi Group, filed suit against the Fund in United States District Court for the District of Maryland, Northern Division to invalidate the Fund's By-law requiring the affirmative vote of 80% of the Fund's outstanding shares to amend certain other By-laws, including the By-law that required that all Directors be elected by a majority of the Fund's outstanding shares. The Fund did not contest Badlands' assertions and agreed to a consent order issued by the District Court on April 30, 2003 invalidating the 80% By-law and setting the resulting voting standard to amend the Director voting By-law as the affirmative vote of a majority of the shares voted at a stockholder meeting.
Although the Fund was not ordered to pay any damages or costs by the District Court, it did incur legal fees defending itself in the three suits noted above. The Fund has made a claim to its insurer, ICI Mutual Insurance Company ('ICI Mutual'), for reimbursement of the portion of such fees in excess of the deductible applicable to its policy. That claim is currently pending with ICI Mutual.
--------------------------------------------------------------------------------
                                       8

Financial Highlights                                 FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------

                                                                                          Year Ended March 31,
                                                                             -----------------------------------------------
                                                                               2003         2002         2001         2000
                                                                             --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................................    $  15.46     $  12.86     $   8.72     $   8.85
                                                                             --------     --------     --------     --------
Income from investment operations
Net investment income....................................................         .16          .19          .14          .12
Net realized and unrealized gain (loss) on investments...................        1.72         3.99         4.09         (.20)
                                                                             --------     --------     --------     --------
   Total from investment operations......................................        1.88         4.18         4.23         (.08)
                                                                             --------     --------     --------     --------
Less dividends and distributions
Dividends from net investment income.....................................        (.17)        (.20)        (.10)        (.08)
Distributions from net realized gains....................................       (2.80)       (1.46)          --           --
Distributions in excess of net realized gains............................          --           --           --           --
                                                                             --------     --------     --------     --------
   Total dividends and distributions.....................................       (2.97)       (1.66)        (.10)        (.08)
                                                                             --------     --------     --------     --------
Increase resulting from Fund share repurchase............................         .03          .08          .01          .03
Net change resulting from the issuance of Fund shares....................          --           --           --           --
                                                                             --------     --------     --------     --------
Net asset value, end of year(a)..........................................    $  14.40     $  15.46     $  12.86     $   8.72
                                                                             --------     --------     --------     --------
                                                                             --------     --------     --------     --------
Market price per share, end of year(a)...................................    $  13.97     $  15.75     $  11.29     $ 7.8125
                                                                             --------     --------     --------     --------
                                                                             --------     --------     --------     --------
TOTAL INVESTMENT RETURN(b):..............................................        8.24%       35.20%       49.40%        7.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)............................................    $339,389     $365,207     $315,392     $214,662
Average net assets (000).................................................    $371,126     $341,601     $258,156     $230,163
Ratios to average net assets:
   Expenses, before loan interest and commitment fees....................        1.27%         .97%        1.09%        1.06%
   Total expenses........................................................        1.29%        1.00%        2.12%        2.20%
   Net investment income.................................................         .99%        1.32%        1.33%        1.33%
Portfolio turnover rate..................................................          74%         114%          85%          63%
Total debt outstanding at end of year (000 omitted)......................    $     --     $     --     $     --     $ 45,000
Asset coverage per $1,000 of debt outstanding............................    $     --     $     --     $     --     $  5,768

                                                                             1999
                                                                           --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................................  $  18.94
                                                                           --------
Income from investment operations
Net investment income....................................................       .11
Net realized and unrealized gain (loss) on investments...................     (7.20)
                                                                           --------
   Total from investment operations......................................     (7.09)
                                                                           --------
Less dividends and distributions
Dividends from net investment income.....................................      (.05)
Distributions from net realized gains....................................     (2.59)
Distributions in excess of net realized gains............................      (.45)
                                                                           --------
   Total dividends and distributions.....................................     (3.09)
                                                                           --------
Increase resulting from Fund share repurchase............................        --
Net change resulting from the issuance of Fund shares....................       .09
                                                                           --------
Net asset value, end of year(a)..........................................  $   8.85
                                                                           --------
                                                                           --------
Market price per share, end of year(a)...................................  $ 7.3125
                                                                           --------
                                                                           --------
TOTAL INVESTMENT RETURN(b):..............................................    (53.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)............................................  $221,881
Average net assets (000).................................................  $296,740
Ratios to average net assets:
   Expenses, before loan interest and commitment fees....................       .94%
   Total expenses........................................................      1.61%
   Net investment income.................................................       .91%
Portfolio turnover rate..................................................        65%
Total debt outstanding at end of year (000 omitted)......................  $ 45,000
Asset coverage per $1,000 of debt outstanding............................  $  5,931

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Report of Independent Accountants                    FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------
To the Board of Directors and Shareholders of First Financial Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Financial Fund, Inc. (the 'Fund') at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York 10036
May 28, 2003
--------------------------------------------------------------------------------
                                       10

Tax Information (Unaudited)                          FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (March 31, 2003) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that during the fiscal year ended March 31, 2003, the Fund paid dividends of ordinary income of $0.167 and distributions of short-term capital gains of $1.348, taxable as ordinary income, and long-term capital gains of $1.448, taxable as such. Further, we wish to advise you that 22.3% of the dividends taxable as ordinary income and paid in the fiscal year ended March 31, 2003 qualified for the corporate dividend received deduction available to corporate taxpayers.

In January 2004, shareholders will receive a Form 1099-DIV or substitute Form 1099-DIV which reflects the amount of dividends to be used by calendar year taxpayers on their 2003 federal income tax returns. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.


Other Information (Unaudited)                        FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------
Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (Shares) pursuant to the Fund's Dividend Reinvestment Plan (the Plan.) Shareholders who do not participate in the Plan will normally receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in streetname or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent, unless the Fund declares a distribution payable in shares, absent a shareholder's specific election to receive cash. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

Equiserve Trust Company, N.A. (the Plan Agent) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If the Fund declares a dividend or other distribution payable only in cash and the net asset value exceeds the market price of Shares on the valuation date, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the Plan Agent will halt open-market purchases of the Fund's shares for this purpose, and will request that the Fund pay the remainder, if any, in the form of newly-issued shares. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent or by telephone in accordance with specific procedures and will receive certificates for whole Shares and cash for fractional Shares.
All correspondence concerning the Plan should be directed to the Plan Agent, Equiserve Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.
--------------------------------------------------------------------------------
                                       11

Management of the Fund (Unaudited)                   FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------
Information pertaining to the Directors of the Fund is set forth below.

      Directors

                                                                               Term of Office
                                                                 Position        and Length
                        Name, Address and Age                   With Fund     of Time Served*
                        ----------------------------------------------------------------------
                        Richard I. Barr (67)                     Director        Since 2001
                        6831 East Solano Drive                                  (Class III)
                        Phoenix, AZ 85061
                        Eugene C. Dorsey (76)                    Director        Since 1996
                        2010 Harbourside Drive, Pound2003                        (Class I)
                        Longboat Key, FL 34228
                                                                       Principal Occupations
                                                                             and Other
                        Name, Address and Age                           Directorships Held**
                        ------------------------------------
                        Richard I. Barr (67)                  Director of Boulder Total Return Fund,
                        6831 East Solano Drive                Inc. (since 1999) and USLIFE Income
                        Phoenix, AZ 85061                     Fund, Inc. (since 2002); formerly
                                                              President and Director of Advantage
                                                              Sales and Marketing (1997-1999);
                                                              formerly President and Chief Executive
                                                              Officer of CBS Marketing (1976-1997);
                                                              former President, Arizona Food Brokers
                                                              Association (1996); former Director,
                                                              Association of Sales and Marketing
                                                              Companies (formerly National Food
                                                              Brokers Association) (1992-1998); former
                                                              Director, St. Mary's Food Bank
                                                              (1990-1996), and currently advisory
                                                              board member of Kansas University
                                                              Business School and Arizona State
                                                              University.
                        Eugene C. Dorsey (76)                 Retired. Director of The High Yield Plus
                        2010 Harbourside Drive, Pound2003     Fund, Inc.; formerly President, Chief
                        Longboat Key, FL 34228                Executive Officer and Trustee, Gannett
                                                              Foundation (now Freedom Forum)
                                                              (1981-1989); former publisher of four
                                                              Gannett newspapers and Vice President of
                                                              Gannett Co., Inc. (publishing)
                                                              (1978-1981); past Chairman, Independent
                                                              Sector, Washington, D.C. (national
                                                              coalition of philanthropic
                                                              organizations) (1989-1992); and former
                                                              Chairman of the American Council for the
                                                              Arts; and former Director, Advisory
                                                              Board of Chase Manhattan Bank of
                                                              Rochester.

--------------------------------------------------------------------------------
                                       12

Management of the Fund (Unaudited)                   FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------

                                                                               Term of Office
                                                                 Position        and Length
                        Name, Address and Age                   With Fund     of Time Served*
                        ----------------------------------------------------------------------
                        Robert E. La Blanc (69)                  Director        Since 1999
                        323 Highland Avenue                                      (Class I)
                        Ridgewood, NJ 07450
                        Thomas T. Mooney (61)***               Director and      Since 1986
                        930 East Avenue                         President      (as Director)
                        Rochester, NY 14607                                      (Class II)
                        Clay T. Whitehead (64)                   Director        Since 2000
                        P.O. Box 8090                                            (Class II)
                        McLean, VA 22106
                                                                       Principal Occupations
                                                                        During Past 5 Years
                                                                             and Other
                        Name, Address and Age                           Directorships Held**
                        ------------------------------------
                        Robert E. La Blanc (69)               President of Robert E. La Blanc
                        323 Highland Avenue                   Associates, Inc. (information
                        Ridgewood, NJ 07450                   technologies consulting) (since 1981);
                                                              Director or Trustee of 77 portfolios
                                                              within the Prudential Fund Complex;
                                                              Director of The High Yield Plus Fund,
                                                              Inc.; formerly Vice-Chairman of
                                                              Continental Telecom, Inc. (1979-1981);
                                                              formerly General Partner at Salomon
                                                              Brothers (1969-1979); Director of
                                                              Salient 3 Communications, Inc.
                                                              (telecommunications). Storage Technology
                                                              Corp. (computer equipment), Titan Corp.
                                                              (electronics), Computer Associates
                                                              International, Inc. (software company)
                                                              and Chartered Semiconductor
                                                              Manufacturing, Ltd. (semiconductors);
                                                              and Trustee of Manhattan College.
                        Thomas T. Mooney (61)***              Chief Executive Officer, the Rochester
                        930 East Avenue                       Business Alliance, formerly President of
                        Rochester, NY 14607                   the Greater Rochester Metro Chamber of
                                                              Commerce. Director or Trustee of 97
                                                              portfolios within the Prudential Fund
                                                              Complex; President, Director and
                                                              Treasurer of The High Yield Plus Fund,
                                                              Inc.; Rochester City Manager; Trustee of
                                                              Center for Governmental Research, Inc.
                                                              (volunteer consulting); and Director of
                                                              Blue Cross of Rochester, Executive
                                                              Service Corps of Rochester, and
                                                              Rochester Individual Practice
                                                              Association.
                        Clay T. Whitehead (64)                President of National Exchange Inc. (new
                        P.O. Box 8090                         business development firm) (since May
                        McLean, VA 22106                      1983); Director or Trustee of 94
                                                              portfolios within the Prudential Fund
                                                              Complex; Director of The High Yield Plus
                                                              Fund, Inc.

--------------------------------------------------------------------------------
                                       13

Management of the Fund (Unaudited)                   FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------
Information pertaining to the officers of the Fund, other than Mr. Mooney (who is listed above), is set forth below.

      Officers

                                                                               Term of Office
                                                                 Position        and Length
                        Name, Address and Age                   With Fund     of Time Served*
                        ----------------------------------------------------------------------
                        Arthur J. Brown (54)                    Secretary        Since 1986
                        1800 Massachusetts Avenue, NW
                        Washington, D.C. 20036
                        R. Charles Miller (45)                  Assistant        Since 1999
                        1800 Massachusetts Avenue, NW           Secretary
                        Washington, D.C. 20036
                        Grace C. Torres (43)                  Treasurer and      Since 2000
                                                                Principal
                                                              Financial and
                                                                Accounting
                                                                 Officer

                                                                       Principal Occupations
                        Name, Address and Age                           During Past 5 Years
                        ------------------------------------
                        Arthur J. Brown (54)                  Partner, Kirkpatrick & Lockhart LLP (law
                        1800 Massachusetts Avenue, NW         firm and counsel to the Fund)
                        Washington, D.C. 20036
                        R. Charles Miller (45)                Partner, Kirkpatrick & Lockhart LLP
                        1800 Massachusetts Avenue, NW
                        Washington, D.C. 20036
                        Grace C. Torres (43)                  Senior Vice President (since January
                                                              2000) of PI; formerly First Vice
                                                              President (December 1996-January 2000)
                                                              of PI and First Vice President (March
                                                              1993-1999) of Prudential Securities.

------------------

   * The Board of Directors is divided into three classes, each of which has three terms. Class II's term expires this year. The term of the Class I Directors expired last year, but they continue to serve as 'hold over' Directors of the Fund. Officers are generally elected by the Board to one year terms.
  ** This column includes only directorships of companies required to report to the Securities and Exchange Commission under the
     Securities Exchange Act of 1934 (that is, 'public companies') or other investment companies registered under the Investment
     Company Act of 1940 ('1940 Act'). Each Director of the Fund, except Mr. Barr, oversees three other portfolios within the
     Fund's 'Fund Complex'. The Fund's Fund Complex consists of a group of investment companies and series of investment companies that are advised by the Investment Adviser.
 *** Indicates an 'interested person' of the Fund, as defined in the 1940 Act. Mr. Mooney is deemed to be an 'interested person'
     solely by reason of his service as an officer of the Fund.

--------------------------------------------------------------------------------
                                       14

Directors
Richard I. Barr
Eugene C. Dorsey
Robert E. La Blanc
Thomas T. Mooney
Clay T. Whitehead

Investment Adviser
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Administrator
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with
Section 23(c) of the Investment Company Act of
1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information.
This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Financial Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

For information call toll-free (800) 451-6788

The Fund's CUSIP number is:

320228109